-------------------                                          -------------------
     NUMBER                                                         SHARES

LT
-------------------                                          -------------------

   COMMON STOCK                                                 COMMON STOCK
                           LEISURE TRAVEL GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     ---------------------
                                                     | CUSIP 52542R 10 6 |
                                                     ---------------------

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  THIS CERTIFIES THAT






  is the Owner of

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  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                           LEISURE TRAVEL GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:


          /s/ Stephen Last     [LEISURE TRAVEL SEAL]      /s/Philip Mason
             ---------------                                ------------------
             SECRETARY                                      PRESIDENT


COUNTERSIGNED AND REGISTERED.
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
               (NEW YORK, N.Y.)
                                    TRANSFER AGENT
                                     AND REGISTRAR
BY

                              AUTHORIZED SIGNATURE


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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                  UNIF GIFT MIN ACT-___________Custodian_______________
                                                                    (Cust)                (Minor)
TEN ENT -as tenants by the entireties
                                                                 under Uniform Gifts to Minor
JT TEN  -as Joint tenants with right of
         survivorship and not as tenants                         Act________________________________
         in common                                                               (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,______________________hereby sells, assigns and transfer unto

PLEASE PRINT OR TYPEWRITE IDENTIFYING NUMBER
AND NAME OF ASSIGNEE AS IT SHOULD APPEAR ON
CERTIFICATE AND SHOW ADDRESS
---------------------------------------------
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|                                            |
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------------------------------------------------------------------------- Shares
of the common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.


Dated:__________________


                         X______________________________________________________



                         X______________________________________________________
                         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed.



Signature Guaranteed:_________________________

                     SIGNATURE MUST BE GUARANTEED
                     BY A COMMERCIAL BANK OR FIRM
                     WHICH IS A MEMBER OF A REGISTERED
                     NATIONAL STOCK EXCHANGE


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